Other Income, Net	12 Months Ended
Dec. 31, 2021
OTHER INCOME, NET [Abstract]
Other Income, Net
7. OTHER INCOME, NET
The following table summarizes the Sohu Group’s other income/(expense) (in thousands):

	Year Ended December 31,
	2019	2020	2021

Rental income from Sogou (1)	8,029	9,793	10,427
Investment income	3,004	3	6,352
Income from investments in financial instruments (2)	11,113	4,303	5,260
Individual tax refund and additional deduction of PRC value-added tax	907	6,169	4,827
Write-down of unpaid long-term accounts payable	0	47	1,276
Gover nment grant	5,763	5,928	418
Impairment loss on equity investments (3)	(23,154)	(384)	(215)
Donations	(283)	(1,460)	(1,565)
Others	2,584	1,594	2,636
	$7,963	$25,993	$29,416

Note (1): Sogou leases from Sohu, on an arms-length basis, office space at Sohu.com Internet Plaza under a lease that expires on December 31, 2022 and may be renewed subject to terms to be agreed to by Sohu and Sogou.

The cash receipts from this lease within operating activities for 2021, 2020 and 2019 were $12.3 million, $12.1 million and $8.4 million, respectively.
Note (2): The increase for 2021 compared to 2020 and the decrease for 2020 compared to 2019 were mainly due to income earned from investments in financial instruments.
Note (
3
): In the fourth quarter of 2019, the Sohu Group recognized impairment losses of $23.2 million for equity investments.